SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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cbdMD, Inc.
(Name of Registrant as Specified in Its Charter)

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NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS
____________________

TO BE HELD ON APRIL 23, 2020

We will hold the 2020 annual meeting of shareholders of cbdMD, Inc. on Thursday, April 23, 2020 at 8845 Red Oak Boulevard, Charlotte, NC 28217 beginning at 1:00 p.m. local time. At the annual meeting you will be asked to vote on the following matters:

●
the election of six directors;

●
the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm; and

●
any other business as my properly come before the meeting.

The board of directors has fixed the close of business on March 10, 2020 as the record date for determining the common shareholders that are entitled to notice of and to vote at the 2020 annual meeting of shareholders and any adjournments thereof.

All common shareholders are invited to attend the annual meeting in person. Your vote is important regardless of the number of shares you own. Please vote your shares by proxy over the Internet or by mail, by telephone or by facsimile.

By order of the board of directors

Charlotte, NC	/s/ Martin A. Sumichrast
March 11, 2020	Martin A. Sumichrast
Chairman and co-Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 23, 2020: This proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as amended, are available free of charge on our website www.cbdmd.com and through the SEC’s website www.sec.gov.

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CBDMD, INC.

PROXY STATEMENT

2020 ANNUAL MEETING OF SHAREHOLDERS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 as filed with the Securities and Exchange Commission on December 18, 2019, as amended on January 24, 2020 (collectively, the “2019 10-K”).

Unless the context otherwise indicates, when used in this proxy statement, the terms "cbdMD,” “we,” “us, “our” and similar terms refer to cbdMD, Inc., a North Carolina corporation, and our subsidiaries CBD Industries LLC, a North Carolina limited liability company formerly known as cbdMD LLC (“CBDI”) and Paw CBD, Inc., a North Carolina corporation (“Paw CBD”). In addition, "fiscal 2018" refers to the year ended September 30, 2018, “fiscal 2019” refers to the year ended September 30, 2019 and “fiscal 2020” refers to the fiscal year ending September 30, 2020.

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Shareholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Their Proxies

PROXY STATEMENT
FOR
2020 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

The accompanying proxy is solicited by the board of directors of cbdMD, Inc. for use at our 2020 annual meeting of shareholders to be held on Thursday, April 23 at 1:00 p.m., or any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of 2020 annual meeting of shareholders. The date of this proxy statement is March 11, 2020, the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our common shareholders.

This proxy statement and the accompanying proxy card are being mailed to owners of shares of our common stock, which is our only class of voting securities, in connection with the solicitation of proxies by the board of directors for the 2020 annual meeting of shareholders. This proxy procedure is necessary to permit all common shareholders, many of whom live throughout the United States and are unable to attend the 2020 annual meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Electronic access. To access our proxy statement and 2019 10-K electronically, please visit our corporate website at www.cbdmd.com. The information which appears on our website is not part of this proxy statement.

Voting securities. Only our common shareholders of record as of the close of business on March 10, 2020, the record date for the 2020 annual meeting, will be entitled to vote at the meeting and any adjournment thereof. Holder’s of our 8.0% Series A Cumulative Convertible Preferred Stock do not have voting rights except in certain limited circumstances and will not be entitled to vote at the 2020 annual meeting or any adjournment thereof. As of that date, there were 51,335,648 shares of our common stock issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the 2020 annual meeting. Each holder of record as of that date is entitled to one vote for each share held. In accordance with our bylaws, the presence of at least 33 1/3% of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold 2020 annual meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2020 annual meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker non-votes. If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the 2020 annual meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee does not have discretionary authority to vote on the election of the directors (Proposal 1) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on this matter. Your broker, bank or other nominee does have discretionary voting authority to vote your shares on the ratification of Cherry Bekaert LLP as our independent registered public accounting firm (Proposal 2) even if the broker, bank or other nominee does not receive voting instructions from you. In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares.

Voting of proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a common shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individual named on the proxy card as recommended by the board of directors. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A common shareholder wanting to vote in person at the 2020 annual meeting and holding shares of our common stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the 2020 annual meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Vote required. The six nominees receiving the greatest numbers of votes at the meeting, assuming a quorum is present, will be elected to the six director positions to serve until their terms expire or until their successors have been duly elected and qualified. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Assuming a quorum is present, Proposal 2 must be approved by the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting and entitled to vote. Abstentions will be counted in tabulations of the votes cast on each such proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will be excluded from the vote and will have no effect on the outcome.

Board of directors recommendations. The board of directors recommends a vote FOR Proposals 1 and 2.

Attendance at the meeting. You are invited to attend the annual meeting only if you were a cbdMD common shareholder or joint holder as of the close of business on March 10, 2020, the record date, or if you hold a valid proxy for the 2020 annual meeting. In addition, if you are a common shareholder of record (owning shares in your own name), your name will be verified against the list of registered common shareholders on the record date prior to your being admitted to the annual meeting. If you are not a common shareholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 1:00 p.m. local time. Check-in will begin at 12:30 p.m. local time.

Communications with our board of directors. You may contact any of our directors by writing to them c/o cbdMD, Inc., 8845 Red Oak Boulevard, Charlotte, NC 28217. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about cbdMD. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by cbdMD that is addressed to the independent members of the board and request copies of any such correspondence.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

Mark S. Elliott
Chief Financial Officer and
Chief Operating Officer
cbdMD, Inc.
8845 Red Oak Boulevard
Charlotte, NC 28217
Telephone: (704) 445-3051 (direct)
email: mark.elliott@cbdmd.com

PROPOSAL 1

ELECTION OF DIRECTORS

The board, upon recommendation by the Corporate Governance and Nominating Committee, has nominated the following six individuals for election as directors, each to hold office until the 2021 annual meeting of shareholders or until his successor has been duly elected and qualified. The nominees include six of our current directors, all of whom are standing for re-election. In its recommendations to our board, the Corporate Governance and Nominating Committee recommended reducing the number of our board seats by three, and as a result, Messrs. Anthony K. Shriver, Seymour G. Siegel and Gregory C. Morris are not standing for re-election.

Name	Age	Positions	Director Since
Martin A. Sumichrast	53	Chairman of the board of directors, co-Chief Executive Officer	2015
R. Scott Coffman	58	Director and co-Chief Executive Officer	2018
Bakari Sellers	35	Director	2017
Peter J. Ghiloni	69	Director	2019
Scott G. Stephen	54	Director	2019
William F. Raines, III	60	Director	2019

The following is biographical information for the director nominees:

Martin A. Sumichrast. Mr. Sumichrast has served as a member of the board of directors since April 2015. Mr. Sumichrast served as our Chief Executive Officer from September 2016 until July 2019 and as our co-Chief Executive Officer since July 2019. Since 2012, Mr. Sumichrast has served as Managing Director of Washington Capital, LLC, a family office. In addition, since 2018 he has been the Managing Director over SFT1, LLC, a private investment company owned by a family trust. Since September 2013 he has been a Managing Member of Stone Street Capital, LLC, a Charlotte, North Carolina-based private investment company. Mr. Sumichrast serves as a Trustee and Chairman of the Nominating and Governance Committees of the Barings Global Short Duration High Yield Fund, Inc. (NYSE: BGH) and the Barings Capital Funds Trust, Inc. From January 2015 until January 2016, he was also a member of the board of directors of Social Reality, Inc. (NASDAQ:SRAX) and served as a member of the Audit Committee. We selected Mr. Sumichrast to serve on our board of directors based upon his significant experience both as an investor and advisor, as well as his experience as a member of a board of directors of a listed company.

R. Scott Coffman. Mr. Coffman has been a member of our board of directors since December 2018. He served as Chief Executive Officer of our CBDI subsidiary from December 2018 until July 2019 and has served as our co-Chief Executive Officer since July 2019. Mr. Coffman has over 25 years of business experience in which he founded several businesses in the internet services, manufacturing and e-commerce sectors. As an executive or partner in these entities, Mr. Coffman oversaw the strategic direction, developed the business plan and oversaw the operation of the companies. Mr. Coffman was a manager and Chief Executive Officer of Cure Based Development, LLC from the founding of the company in September 2017 until the mergers with CBDI in December 2018. Prior to that, from 2012 to 2017, he was an Operating Partner in a regional restaurant group and also had day to day executive oversight of DataTech Global LLC, a privately held technology company which focuses on online sales and marketing. In 2009 he founded Blu, an E-cigarette manufacturer which he built into a leading brand and subsequently sold it to Lorillard Tobacco in 2012. In 1999, Mr. Coffman founded DataTech Global LLC and served as its Chief Executive Officer until 2012. Mr. Coffman is the managing member of Coffman Management, LLC, which is the manager of both Coffman Family Office, LLC, and CBD Holdings LLC which was a majority owner of Cure Based Development LLC. Coffman Management LLC is a privately held company which makes investments in other businesses. Mr. Coffman received a Bachelor of Arts degree in Economics from Marshall University. We selected Mr. Coffman as a member of our board of directors as a result of his extensive executive level experience and his role as the founder of Cure Based Development, LLC.

Bakari Sellers. Mr. Sellers has been a member of our board of directors since March 2017. Mr. Sellers, an attorney, has been a member of the Strom Law Firm, LLC, in Columbia, South Carolina since 2007. Mr. Sellers is a former member of the South Carolina House of Representative, where he represented the 90th District beginning in 2006, making history as the youngest member of the South Carolina state legislature and the youngest African American elected official in the nation. In 2014, he ran as the Democratic nominee for Lt. Governor of South Carolina. He has worked for United States Congressman James Clyburn and former Atlanta Mayor Shirley Franklin. Earning his undergraduate degree from Morehouse College, where he served as student body president, and his law degree from the University of South Carolina, Mr. Sellers has followed in the footsteps of his father, civil rights leader Cleveland Sellers, in his tireless commitment to service taking championing progressive policies to address issues ranging from education and poverty to preventing domestic violence and childhood obesity. He has served as a featured speaker at events for the National Education Association, College Democrats of America National Convention, the 2008 Democratic National Convention and, in 2007, delivered the opening keynote address to the AIPAC Policy Conference in Washington, DC. Mr. Sellers is also a political commentator at CNN. Mr. Sellers currently serves as chairman of the Corporate Governance and Nominating Committee of our board of directors and is also a member of the Audit Committee of our board of directors. We selected Mr. Sellers as a result of his leadership experience, commitment to public policy and legal background.

Peter J. Ghiloni. Mr. Ghiloni has been a member of our board of directors since April 2019. In 2018 Mr. Ghiloni retired as Chief Executive Officer of Swisher International, Inc., North America’s largest producer of cigars. Mr. Ghiloni began his career in the tobacco business with the United States Tobacco Company in 1972 after graduating from Fordham University with a Bachelor of Science degree in Marketing. In 1983, he moved to The Helme Tobacco Company as Vice President of Marketing and in 1991, he was promoted to Senior Vice President of Sales and Marketing. Following the merger of Swisher International, Inc. and The Helme Tobacco Company, Mr. Ghiloni assumed the role of Senior Vice President of Marketing for the combined company. In 2013, Mr. Ghiloni was promoted to the position of President and Chief Executive Officer. Mr. Ghiloni serves on a variety of boards including the Board of Swisher International, Inc., the Board of Jacksonville University and the Board of the Baptist Beaches Hospital. We selected Mr. Ghiloni to serve on the board of directors as a result of his executive leadership positions, his position as President, Chief Executive Officer and a member of the Board of Directors of Swisher International, Inc., his service on additional boards and extensive business background.

Scott G. Stephen. Mr. Stephen has been a member of our board of directors since April 2019. Mr. Stephen has served as Chief Growth Officer of Guaranteed Rate Inc., a U.S. residential mortgage company headquartered in Chicago, IL, since February 2012. Mr. Stephen also serves as President of Guaranteed Rate Insurance and Ravenswood Title, affiliates of Guaranteed Rate Inc. From 2003 until 2012, he was employed by Playboy Enterprises, Inc., a leading men’s global entertainment and lifestyle company, serving in a variety of positions including Chief Operations Officer, Executive Vice President, Playboy Print/Digital Group and Executive Vice President and General Manger of Playboy Digital Media. From 1999 to 2003 Mr. Stephen was employed by Yesmail, Inc., an online relationship marketing company, serving as Chief Operating Officer and Vice President of Client Services and Operations. Mr. Stephen received a Bachelor of Business Administration in Finance from the University of Notre Dame and a Master of Management in Marketing and Organizational Behavior from the Kellogg School of Management at Northwestern University. We selected Mr. Stephen to serve on the board of directors as a result of his executive leadership positions, his positions with Guaranteed Rate Inc. and Playboy Enterprises and his extensive business background.

William F. Raines, III. Mr. Raines has been a member of our board of directors since April 2019. Since 2008 Mr. Raines has been employed by DataTech Global, LLC, a privately held technology company affiliated with Mr. Coffman which focuses on online sales and marketing, serving as Chief Financial Officer from 2008 to 2012 and Chief Executive Officer since 2012. Mr. Raines has over 35 years of accounting and financial experience with a primary focus on financial control of operations, financial reporting, acquisitions and implementation of acquisition plans. Earlier in his career, from 1991 until 2006 Mr. Raines served in various capacities from Corporate Controller of Speedway Motorsports, Inc. (NYSE:TRK) to General Manager of SMI Properties, Inc., a subsidiary of Speedway Motorsports, Inc., and from 2009 until 2012 he was Chief Executive Officer and Chief Financial Officer of Intermark Brands, LLC, the manufacturer of Blu, an e-cigarette, and its related entities BLEC, LLC and QSN Technologies, LLC, which were subsequently sold to Lorillard Tobacco in 2012. Mr. Raines received a B.S. in Accounting from the University of Maryland in 1981. We selected Mr. Raines to serve on the board as a result of his extensive technology, accounting and mergers and acquisitions experience.

There are no family relationships between any of the executive officers and directors. The board of directors has determined that each of Messrs. Sellers, Ghiloni, Stephen and Raines will be independent directors within the meaning of Rule 803 of the NYSE American Company Guide.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION
OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP

The Audit Committee has appointed Cherry Bekaert LLP as our independent registered public accounting firm to audit our consolidated financial statements for fiscal 2020. We have invited representatives of Cherry Bekaert LLP to attend the 2020 annual meeting. Although shareholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Cherry Bekaert LLP to our common shareholders for ratification to permit our common shareholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for our company. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in our best interests.

Fees and services

The following table shows the fees that were billed for the audit and other services provided for fiscal 2019 and fiscal 2018:

	Fiscal 2019	Fiscal 2018

Audit Fees	$276,250	$136,750
Audit-Related Fees	127,306	28,800
Tax Fees	30,650	24,525
All Other Fees	80,272	54,850
Total	$514,478	$244,925

Audit Fees — This category includes the audit of our annual financial statements and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission, other SEC filings and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee of the board. The audit and tax fees paid to the auditors with respect to the fiscal 2019 and fiscal 2018 were approved by the Audit Committee of the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
 OF THE APPOINTMENT OF CHERRY BEKAERT LLP.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the 2020 annual meeting. If, however, other matters properly come before the 2020 annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER'S RIGHTS

Under North Carolina law there are no dissenter's rights available to our common shareholders in connection with any matter submitted to a vote of our common shareholders at the 2020 annual meeting.

CORPORATE GOVERNANCE

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our shareholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees. To assist in its governance, our board has formed three standing committees composed entirely of independent directors, Audit, Compensation and Corporate Governance and Nominating committees. A discussion of each committee’s function is set forth below. We have implemented a Whistleblower Policy and provide multiple ways in which perceived unethical conduct can be anonymously reported. The Code of Ethics and the Whistleblower Policy are posted on our Internet website at www.cbdmd.com, under the “Investor Relations—Corporate Governance” link at the bottom of the landing page.

Our bylaws, the charters of each board committee, the independent status of a majority of our board of directors, and our Code of Conduct and Business Code of Ethics provide the framework for our corporate governance. Copies of our committee charters, Code of Conduct and Business Code of Ethics may be found on our website at www.cbdmd.com. Copies of these materials also are available without charge upon written request to our Corporate Secretary.

Board of directors

The board of directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman and co-Chief Executive Officers and our Chief Financial Officer/Chief Operating Officer and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings. Directors are elected for a term of one year, serving until our next annual meeting. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum of directors then exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the shareholders.

Board leadership structure and board’s role in risk oversight

Mr. Martin A. Sumichrast serves as both our co-Chief Executive Officer and Chairman of our board of directors. Mr. R. Scott Coffman serves as our co-Chief Executive Officer. Messrs. Sellers, Stephen, Ghiloni and Raines are each considered an independent director within the meaning of Section 803 of the NYSE American LLC Company Guide. We do not have a “lead” independent director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, regulatory risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks we face, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management process designed and implemented by management are adequate and functioning as designed. Our co-Chief Executive Officers are both members of our board of directors. Our Chief Financial Officer attends the board meetings and is available to address any questions or concerns raised by the board on risk management and any other matters. Our co-Chief Executive Officers and the independent members of the board work together to provide strong, independent oversight of our company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Board committees

The board of directors has standing Audit, Compensation, Compensation and Corporate Governance and Nominating committees. Each committee has a written charter. The charters are available on our website at www.cbdmd.com. All committee members are independent directors. Information concerning the current membership and function of each committee is as follows:

Director	Audit Committee Member	Compensation Committee Member	Corporate Governance and Nominating Committee Member
Anthony K. Shriver (1)		✓
Seymour G. Siegel (1)	✓*	✓
Bakari Sellers	✓		✓*
Gregory C. Morris (1)	✓		✓
Scott G. Stephen		✓*
Peter J. Ghiloni			✓

*
denotes chairperson.
(1)
Messrs. Shriver, Siegel and Morris did not stand for re-election at our 2020 annual meeting of shareholders.

Audit Committee

The Audit Committee assists the board in fulfilling its oversight responsibility relating to:

●
the integrity of our financial statements;
●
our compliance with legal and regulatory requirements; and
●
the qualifications and independence of our independent registered public accountants.

The Audit Committee has the ultimate authority to select, evaluate and, where appropriate, replace the independent auditor, approve all audit engagement fees and terms, and engage outside advisors, including its own counsel, as it deems necessary to carry out its duties. The Audit Committee is also responsible for performing other related responsibilities set forth in its charter.

The Audit Committee is composed of three directors, Messrs. Siegel, Sellers and Morris, each of whom was determined by the board of directors to be independent within the meaning of Section 803 of the NYSE American LLC Company Guide. In addition, Mr. Siegel meets the definition of “audit committee financial expert” under applicable SEC rules. The Audit Committee met four times during fiscal 2019.

Audit Committee Report

Report of the Audit Committee of the Board of Directors

The primary function of the Audit Committee is to assist the board of directors in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

With respect to fiscal 2019, in addition to its other work, the Audit Committee:

●
reviewed and discussed with management and Cherry Bekaert LLP, our independent registered public accounting firm, our audited consolidated financial statements as of September 30, 2019 and the fiscal year then ended;

●
discussed with Cherry Bekaert LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

●
received from Cherry Bekaert LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with Cherry Bekaert LLP, its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Audit Committee recommended, based on the review and discussion summarized above, that the board of directors include the audited consolidated financial statements in the 2019 10-K for filing with the SEC.

Dated: December 17, 2019	Audit Committee of the board of directors of cbdMD, Inc.

/s/ Seymour G. Siegel, Chairman
/s/ Bakari Sellers
/s/ Gregory C. Morris

Compensation Committee

The Compensation Committee assists the board in:

●
determining, in executive session at which our chief executive officer is not present, the compensation for our co-Chief Executive Officers and our Chief Financial Officer;
●
discharging its responsibilities for approving and evaluating our officer compensation plans, policies and programs;
●
reviewing and recommending to the board regarding compensation to be provided to our employees and directors; and
●
administering our equity compensation plan.

The Compensation Committee is charged with ensuring that our compensation programs are competitive, designed to attract and retain highly qualified directors, officers and employees, encourage high performance, promote accountability and assure that employee interests are aligned with the interests of our shareholders. The Compensation Committee is composed of three directors, Messrs. Stephen, Shriver and Siegel, each of whom was determined by the board of directors to be independent within the meaning of Section 803 of the NYSE American LLC Company Guide. The Compensation Committee met three times during fiscal 2019.

Use of Outside Advisors. All compensation decisions are made with consideration of the committee’s guiding principles to provide competitive compensation for the purpose of attracting and retaining talented executives and of motivating our executives to achieve improved cbdMD executive performance, which ultimately benefits our shareholders. The committee has the sole authority to retain and terminate any advisors, including independent counsel, compensation consultants and other advisors to assist as needed, and has sole authority to approve the advisors’ fees, which will be paid by us, and the other terms and conditions of their engagement. The committee considers input and recommendations from management, including our co-Chief Executive Officers (who are not present during any committee deliberations with respect to compensation) in connection with its review of our compensation programs and its annual review of the performance of the other executive officers. During fiscal 2019 the committee engaged the services of an independent compensation consultant, Willis Towers Watson, to provide it with an executive pay review. The committee takes into consideration the recommendations of the outside compensation consultant and our co-Chief Executive Officers but retains absolute discretion as to whether to adopt such recommendations in whole or in part, as it deems appropriate.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee:

●
assists the board in selecting nominees for election to the board;
●
monitor the composition of the board;
●
develops and recommends to the board, and annually reviews, a set of effective corporate governance policies and procedures applicable to our company; and
●
regularly review the overall corporate governance of our company and recommends improvements to the board as necessary.

The purpose of the Corporate Governance and Nominating Committee is to assess the performance of the board and to make recommendations to the board from time to time, or whenever it shall be called upon to do so, regarding nominees for the board and to ensure our compliance with appropriate corporate governance policies and procedures. The Corporate Governance and Nominating Committee is comprised of three directors, Messrs. Sellers, Ghiloni, and Morris, each of whom was determined by the board of directors to be independent within the meaning of Section 803 of the NYSE American LLC Company Guide. The Corporate Governance and Nominating Committee met one time during fiscal 2019.

Shareholder nominations

Common shareholders who would like to propose a candidate to serve as a member of our board of directors may do so by submitting the candidate’s name, resume and biographical information to the attention of our Corporate Secretary. All proposals for nomination received by the Corporate Secretary will be presented to the Corporate Governance and Nominating Committee for appropriate consideration. It is the policy of the Corporate Governance and Nominating Committee to consider director candidates recommended by common shareholders who appear to be qualified to serve on our board of directors. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the committee does not perceive a need to increase the size of the board of directors. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Corporate Governance and Nominating Committee, a common shareholder should submit the following information in writing, addressed to the corporate secretary of cbdMD at our main office:

●
the name and address of the person recommended as a director candidate;
●
all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;
●
the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;
●
as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our common stock owned by such person; provided, however, that if the person is not a registered holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and
●
a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Code of Ethics and Conduct and Insider Trading Policy

In January 2017 we adopted a Code of Ethics and Conduct which applies to our board of directors, our executive officers and our employees. The Code of Ethics and Conduct outlines the broad principles of ethical business conduct we adopted, covering subject areas such as:

●
conflicts of interest;
●
corporate opportunities;
●
public disclosure reporting;
●
confidentiality;
●
protection of company assets;
●
health and safety;
●
conflicts of interest; and
●
compliance with applicable laws.

A copy of our Code of Ethics and Conduct is available on our website at www.cbdmd.com.

Additionally, all of our directors, officers, employees and consultants are subject to our Insider Trading Policy. Our Insider Trading Policy prohibits the purchase, sale or trade of our securities with the knowledge of material nonpublic information. In addition, our Insider Trading Policy prohibits our employees, officers, directors, and consultants from trading on a short-term basis, engaging in a short sale of our securities, engaging in transactions in puts, call or other derivatives tied to our securities, engaging in hedging transactions, holding any of our securities in a margin account or otherwise pledging our securities as collateral for a loan. Any transactions by our directors, officers, employees and consultants must be first pre-cleared by Mr. Sumichrast, our co-Chief Executive Officer, or our Chief Financial Officer in an effort to assist these individuals from inadvertently violating our Insider Trading Policy. Our Insider Trading Policy also fixes certain quarterly and event specific blackout periods.

Compensation of directors

Our management directors do not receive separate compensation for their services as members of our board of directors.

Director Compensation Program

In May 2019, after reviewing the results of an independent compensation study on public company executive and board compensation and upon recommendation of the Compensation Committee of our board of directors, the board of directors adopted a new compensation program for our independent directors and non-management directors for the 2019 board term which began in April 2019. The compensation plan provided that our independent directors would be compensated as follows:

●
an annual retainer of $35,000 and an option grant of 20,000 options;

●
an annual retainer for committee chairpersons of $17,000 for the Audit Committee Chairman, $7,000 for the Compensation Committee Chairman and $5,000 for the Corporate Governance and Nominating Committee Chairman; and

●
an annual retainer for committee members of $8,500 for service on the Audit Committee, $4,000 for service on the Compensation Committee and $3,000 for service on the Corporate Governance and Nominating Committee.

Fiscal 2019 Director Compensation

The following table sets forth the compensation paid or earned for fiscal 2019 by our directors.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($) (1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Scott G. Stephen	38,500	-	93,740	-	-	-	132,240
Anthony K. Shriver	37,000	-	93,740	-	-	-	130,740
Seymour G. Siegel	45,500	-	93,740	-	-	-	139,240
Bakari Sellers	41,750	-	93,740	-	-	-	135,490
Gregory C. Morris	40,750	-	93,740	-	-	-	134,490
Peter J. Ghiloni	36,500	-	93,740	-	-	-	130,340
William Raines III	35,000	-	83,920	-	-	-	118,920

(1)
Represents the grant date value of the options granted during the year, determined in accordance with FASB ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 10 of the notes to our consolidated financial statements appearing in our 2019 10-K.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) ofthe Securities Exchange Act of 1934, as amended, during fiscal 2019 and Forms 5 and amendments thereto furnished to us with respect to fiscal 2019, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater shareholder failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during fiscal 2019.

EXECUTIVE COMPENSATION

Executive officers

Name	Positions
Martin A. Sumichrast	Chairman of the Board, co-Chief Executive Officer
Raymond S. Coffman	Co-Chief Executive Officer
Mark S. Elliott	Chief Financial Officer and Chief Operating Officer
Caryn Dunayer	President

Executive officers of our company are appointed by the board of directors and serve at the pleasure of the board.

Martin A. Sumichrast. For information regarding Mr. Sumichrast, please see Proposal 1 which appears earlier in this proxy statement.

Raymond S. Coffman. For information regarding Mr. Coffman, please see Proposal 1 which appears earlier in this proxy statement.

Mark S. Elliott. Mr. Elliott, 59, has been our Chief Financial Officer since October 2016 and our Chief Operating Officer since January 2017. He has over 30 years of business experience spanning the financial, retail, consulting and government sectors and includes time at Fortune 500 and regional firms. Mr. Elliott began his career in the technology arena and worked with such Fortune 500 companies as JCPenney and First Union National Bank within their corporate headquarters. Mr. Elliott moved into the consulting arena as a regional technology specialist and eventually moved into senior management as a Director for Contract Data Services (acquired by Inacom Information Systems). This position involved all aspects of the business including staff management, business development, strategy, and managing the profitability of multiple divisions. Mr. Elliott was a founder and partner of Premier Alliance Group (renamed root9B Holdings, Inc.) (NASDAQ:RTNB) and was the Chairman and CEO of the company from 2004 to 2013 where he oversaw the strategic direction and operation of the company. He directed the transformation of the company to a public market company and successfully oversaw and integrated six merger and acquisition transactions that strategically positioned the company. Mr. Elliott has had compliance, financial reporting, and strategic responsibilities within the company (serving as the CFO also from 2004 to 2010 and as the Chief Administrative Officer of the company from 2014 to 2015). Mr. Elliott received a Bachelor of Science degree with a concentration in Computer Science and Management from Marshall University.

Caryn Dunayer. Ms. Dunayer, 35, has served as our President since July 2019, and served as President of our CBDI subsidiary from December 2018 until July 2019. Ms. Dunayer was the President of Cure Based Development, LLC from 2017 until the mergers with CBDI In December 2018. Prior to venturing into the CBD space, she gained over 15 years of experience in the sales, marketing, advertising, and digital industries. After receiving her Bachelors of Arts degree in 2007 from University of North Carolina at Wilmington, Ms. Dunayer began her professional career at Hewlett Packard. She became proficient in IT, including various hardware and software solutions. In 2005, Ms. Dunayer transitioned into the marketing and advertising fields working for a New York Times company, the Star News. In 2011, Ms. Dunayer joined Hearst Corporation as a Digital Marketing and Major Accounts Executive. In 2013, she co-founded American Ecig Supply where she managed the entire sales force, marketing, and advertising aspects while helping build the business.

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for:

●
all individuals serving as our principal executive officer or acting in a similar capacity during fiscal 2019;

●
our two most highly compensated named executive officers at September 30, 2019 whose annual compensation exceeded $100,000; and

●
up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company at September 30, 2019.

The value attributable to any option awards is computed in accordance with FASB ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 10 of the notes to our consolidated financial statements appearing in our 2019 10-K.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Martin A. Sumichrast	2019	279,115	225,000	-	-	-	-	-	504,115
co-CEO	2018	232,500	240,000	-	-	-	-	-	472,500

R. Scott Coffman	2019	132,231(2)	-	-	-	-	-	-	132,231
co-CEO

Caryn Dunayer	2019	101,154(2)	40,000	-	-	-	-	-	141,154
President

Mark S. Elliott	2019	207,345	112,500	-	-	-	-	-	319,845
CFO and COO	2018	165,000	100,000	-	519,000	-	-	-	784,000
———————
(1)
Represents the grant date value of the options and awards granted during the years presented, determined in accordance with FASB ASC Topic 718. The assumptions made in the valuations of the awards are included in Notes 10 and 11 of the notes to our consolidated financial statements appearing in our 2019 10-K.

(2)	Represents compensation from December 18, 2018 following the closing of the mergers with Cure Based Development, LLC through September 30, 2019.

Executive Employment Agreements

In January 2018 we entered into employment agreements with each of Mr. Sumichrast and Mr. Elliott, the terms of which are substantially similar, including:

●
the term of each agreement is for one year and it may be extended for additional one year periods at our option upon 60 days’ notice;
●
the executive is entitled to a discretion bonus as determined by our board of directors;
●
the executive is entitled to participate in all benefit programs we offer our employees, and such amount of paid vacation as is consistent with his position and length of service to us;
●
the agreement will terminate upon his death or disability and may be terminated by us with or without cause, subject to cure periods, or by the executive at his discretion. The executive is not entitled to any severance or similar benefits upon a termination of the agreement; and
●
the agreement contains customary non-compete, confidentiality and indemnification provisions.

On September 6, 2018 we entered into new employment agreements with each of Mr. Sumichrast and Mr. Elliott. In October 2018, after completion of a third-party public company executive review, the board adjusted the base compensation of the agreements. In February 2019, the board also approved discretionary bonuses related to successful merger activity for the executives. The changes were as follows:

Mr. Sumichrast:
●
annual base salary changed from $270,000 to $280,000; and
●
a discretionary bonus award up to $385,000 based on future revenue targets.

Mr. Elliott:
●
annual base salary changed from $180,000 to $210,000; and
●
a discretionary bonus award of $175,000 based on future revenue targets.

In December 2018 we entered into an employment agreement with Mr. Coffman.

All executive agreements have base terms of which are substantially similar, described below:

●
the initial term of each agreement is for three years, except for Mr. Coffman which is for five years, and they may be extended for additional one year terms by written notice by us at least 60 days before the expiration of the then current term;
●
Annual base salary for Mr. Coffman set at $180,000;
●
each executive is eligible for a performance bonus, payable in a combination of cash and awards of common stock, and the performance bonus will be based upon his relative achievement of annual performance goals established by our board of directors upon recommendation of the compensation committee, with input from senior executive management. As of the date of this prospectus the board of directors has not established the performance goals. Any performance bonus stock award will be granted to the executive pursuant to the terms and conditions of our 2015 Equity Compensation Plan or such other compensation plan as may be adopted by our company and our shareholders. In addition, the compensation committee of the board of directors will review each executive's performance on an annual basis, and in connection with such annual review, the executive may be entitled to receive an annual discretionary bonus in such amount as may be determined by the board of directors, upon recommendation of the compensation committee, in its sole discretion;
●
each executive is also entitled to participate in all benefit programs we offer our employees, reimbursement for business expenses and such amount of paid vacation as is consistent with his position and length of service to us;
●
we may terminate each agreement for "cause", upon the executive's death or disability, or without cause, and the executive may terminate the agreement without cause. In each of the employment agreements, “cause” is defined to mean:

●
committing or participating in an injurious and intentional act of fraud, gross neglect, misrepresentation, embezzlement or dishonesty against us;
●
committing or participating in any other injurious act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent against us;
●
engaging in a criminal enterprise involving moral turpitude;
●
conviction for a felony under the laws of the United States or any state;
●
violation of any Federal or state securities laws, rules or regulations, or any rules or regulations of any stock exchange or other market on which our securities may be listed or quoted for trading;
●
violation of our corporate governance policies which have been formally adopted by the board of directors; or
●
any assignment of the agreement in violation of the terms of the agreement.

●
If we terminate the agreement for cause, or if it terminates upon the executive’s death, or if the executive voluntarily terminates the agreement, neither the executive nor his estate (as the case may be) is entitled to any severance or other benefits following the date of termination. If the agreement is terminated upon his disability, we are obligated to pay him his base salary for three months. If we terminate the agreement without cause or by a "constructive termination" of the agreement, we are obligated to pay him his base salary and provide the benefits he would have otherwise been entitled to for the balance of the then current term of the agreement. Constructive termination is defined under the agreement as the occurrence of one or more of the following events without the express written consent of the executive: (1) a material breach of the agreement by our company; (2) failure by a successor company to assume the obligations under the agreement; and/or (3) a material change in the executive's duties and responsibilities as described under the agreement.
●
in the event of a “change of control” of our company, if the executive's employment is terminated by us without cause within two years of the date of the change of control, or in the 90 days prior to the change of control at the request of the acquiror, we are obligated to pay the executive a lump sum payment equal to the greater of (1) 1.5 times his base salary or (2) all of his base salary remaining to be paid during the initial term, plus all unvested stock options and restricted stock grants will immediately vest and remain exercisable for twelve months from the date of termination. “ Change of control” is defined as mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, whether or not we are in fact required to comply with that regulation, provided that, without limitation, such a change in control shall be deemed to have occurred if:
●
any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of our company or a corporation owned, directly or indirectly, by our shareholders in substantially the same proportions as their ownership of our stock, is or becomes the beneficial owner, directly or indirectly, of our securities representing more than 50% of the combined voting power of our then outstanding securities;
●
during any period of two consecutive years (not including any period prior to the execution of the employment agreement), individuals who at the beginning of such period constitute the board of directors and any new director (other than a director designated by a person who has entered into an agreement with us to effect a certain transactions) whose election by the board of directors or nomination for election by our shareholder’s was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority;
●
we enter into an agreement, the consummation of which would result in the occurrence of a change in control of our company;
●
our shareholders approve a merger or consolidation of our company with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior to it continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) of more than 50% of the combined voting power of the voting securities our company or such surviving entity outstanding immediately after such merger or consolidation; or
●
our shareholders approve a plan of complete liquidation of our company or an agreement for the sale or disposition by us of all or substantially all of our assets.
●
the agreement contains customary non-compete, confidentiality and indemnification provisions; provided, however, that in the event we terminate the agreement without cause or if it terminates upon a change of control, the executive is no longer subject to the non-compete provisions of the agreement.

In December 2018 our CBDI subsidiary entered into a three year employment agreement with Ms. Dunayer. Under the terms of the agreement, we agreed to pay her an initial annual base salary of $125,000 and she is entitled to a discretionary bonus at the sole determination of the Compensation Committee of our board of directors, as well as participation in benefit programs we offer our employees and paid vacation. The agreement may be terminated by us in the event of her death or disability, for cause (as defined in the agreement), or by Ms. Dunayer without cause. The agreement contains customary confidentiality, non-compete, and indemnification provisions.

Outstanding equity awards at year end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of September 30, 2019.

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)
Martin A. Sumichrast	-	-	-	-	-	-	-	-	-

R. Scott Coffman	-	-	-	-	-	-	-	-	-

Mark S. Elliott	100,000			7.50	1/1/23
	100,000			4.00	5/1/24
	150,000			4.78	5/29/28

Caryn Dunayer	-	-	-	-	-	-	-	-	-

Our equity compensation plans

Information regarding the material terms of our equity compensation plans is contained in Note 11 to the notes to the audited consolidated financial statements appearing in the 2019 10-K.

PRINCIPAL SHAREHOLDERS

At March 10, 2020, we had 51,335,648 shares of our common stock issued and outstanding. The following table sets forth information known to us as of March 10, 2020 relating to the beneficial ownership of shares of our common stock by:

●
each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
●
each director and nominee;
●
each named executive officer; and
●
all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 8845 Red Oak Boulevard, Charlotte, NC 28217. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of our common stock shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from March 10, 2020, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

Name of Beneficial Owner	No. of Shares Beneficially Owned	% of Class

Martin A. Sumichrast (1)(9)	1,691,267	3.3%
R. Scott Coffman (2)(9)	12,966,436	25.2%
Caryn Dunayer (3)(9)	993,890	1.9%
Mark S. Elliott (4)	401,680	*
Anthony K. Shriver (5)(6)	154,500	*
Seymour G. Siegel (6)(9)	29,531	*
Bakari Sellers (6)	39,531	*
Gregory C. Morris (6)	44,531	*
Peter J. Ghiloni (7)	295,000	*
Scott G. Stephen (7)	41,052	*
William F. Raines, III (7)(8)	133,924	*
All officers and directors as a group (eleven persons) (1)(2)(3)(4)(5)(6)(7)(8)(9)	16,791,342	32.3%
Justice Family Office, LLC (9)(10)	3,020,753	5.9%

*
Less than 1%

(1)
The number of shares of our common stock owned by Mr. Sumichrast includes (a) 395,600 shares owned of record by SFT1, LLC, (b) 1,249,001 shares owned of record by the Sumichrast 2017 Family Trust, and (c) 46,666 shares underlying a vested restricted stock award. Mr. Sumichrast has voting and dispositive control over securities held of record by each of SFT1, LLC and the Sumichrast 2017 Family Trust. Mr. Sumichrast disclaims beneficial ownership of the securities held of record by SFT1, LLC and the Sumichrast 2017 Family Trust except to the extent of his pecuniary interest therein. The number of shares of our common stock owned by Mr. Sumichrast excludes 93,334 shares underlying an unvested restricted stock award.
(2)
The number of shares of our common stock owned by Mr. Coffman includes (a) 125,000 shares held directly by him, (b) 3,684,000 shares owned of record by Edge of Business, LLC, (c) 9,110,770 shares owned of record by Coffman Family Office, LLC, and (d) 46,666 shares underlying a vested restricted stock award. Mr. Coffman holds voting and dispositive control over securities held of record by each of Edge of Business LLC and Coffman Family Office, LLC. Mr. Coffman disclaims beneficial ownership of the securities held of record by each of these entities except to the extent of his pecuniary interest therein. The number of shares owned by Mr. Coffman excludes 93,334 shares underlying an unvested restricted stock award.
(3)
The number of shares of our common stock beneficially owned by Ms. Dunayer represents shares owned of record by BCEZ Investments, LLC. Ms. Dunayer holds voting and dispositive control over securities held of record by BCEZ Investments LLC. Ms. Dunayer disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein.
(4)
The number of shares of our common stock beneficially owned by Mr. Elliott includes (a) 1,680 shares owned of record by his spouse’s retirement account and (b) 350,000 shares underlying vested stock options.
(5)
The number of shares of our common stock beneficially owned by Mr. Shriver includes 50,000 shares held of record by Best Buddies® International. Mr. Shriver has voting and dispositive control over securities held of record by Best Buddies® International. He disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.
(6)
The number of shares of our common stock beneficially owned includes 27,000 shares underlying a vested option.
(7)
The number of shares of our common stock beneficially owned includes 20,000 shares underlying a vested option.
(8)
The number of shares of our common stock beneficially owned by Mr. Raines includes his pecuniary interest in shares owned of record by Board Investor Group II LLC.
(9)
Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) dated December 3, 2018 by and between cbdMD, our wholly owned subsidiaries, and Cure Based Development, LLC which closed on December 20, 2018, an aggregate of 8,570,000 shares of our common stock (the “Second Tranche Shares”) issued to CBD Holding, LLC (“CBDH”) in April 2019 as partial consideration under the terms of the Merger Agreement were subject to a Voting Proxy Agreement pending the vesting of unrestricted voting rights under the terms of the Merger Agreement. Of this amount, unrestricted voting rights to 2,187,500 shares have vested and unrestricted voting rights to the balance of 6,562,500 Second Tranche Shares vest in equal thirds between December 20, 2020 and December 20, 2023. When the Second Tranche Shares were initially issued Mr. Coffman held dispositive control over such securities. In February 2020, in connection with its dissolution and liquidation, CBDH distributed the Second Tranche Shares on a pro rata basis to its members and those members entered into similar Voting Proxy Agreements with us. The members of CBDH included, either directly or through their affiliates, Mr. Sumichrast, Mr. Coffman, Ms. Dunayer and the Justice Family Office, LLC. Pursuant to the Voting Proxy Agreement, the voting rights to the shares of our common stock for which unrestricted voting rights have not yet vested are held by the independent chairman of the Audit Committee of our board of directors pursuant. Currently, Mr. Siegel holds this position and he will vote such shares on any matter brought before our shareholders in accordance with the recommendation of our board of directors. Accordingly, Mr. Siegel will vote those shares FOR Proposal 1 and Proposal 2. Mr. Siegel disclaims beneficial ownership of any of the Second Tranche Shares over which he has voting rights.
(10)
The number of shares of our common stock owned by the Justice Family Office, LLC is based upon the Schedule 13G/A filed by it on May 1, 2019, and the subsequent distribution of shares of our common stock held of record by CBDH to its members, including the Justice Family Office, LLC. Mrs. Shannon L. Justice has disclosed to us that she has voting and dispositive control over securities held of record by Justice Family Office, LLC. Mr. Todd Justice, a consultant to our company, is Mrs. Justice’s spouse. See Item 10. Directors, Officers and Corporate Governance – Consultant appearing in the 2019 10-K. Justice Family Office, LLC’s address is 8712 Longview Club Drive, Waxhaw, NC 28173 pursuant to the Schedule 13G/A.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our shareholders as of September 30, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column

Plans approved by our shareholders:
2015 Equity Compensation Plan	1,219,650	6.07	962,955
Plans not approved by shareholders	-	-	-

Please see Note 11 of the notes to our audited consolidated financial statements appearing in our 2019 10-K for more information on our 2015 Equity Compensation Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 20, 2018, with the closing of the mergers with Cure Based Development, LLC we recognized the following related party transactions which happened prior to the mergers:

●
Cure Based Development, LLC received $90,000 from Verdure Holdings LLC for future orders of the company’s products. Verdure Holdings LLC is an affiliate of the Mr. Coffman. This amount was been adjusted based on sales to Verdure Holdings LLC subsequent to the mergers and is recorded as customer deposits - related party in our financial statements for 2019 appearing in our 2019 10-K;

●
Cure Based Development, LLC entered a lease for office space, which also provided administrative and IT services, from an affiliate of Mr. Coffman. The lease was a month to month lease for $9,166 per month and ended in September 2019; and

●
Cure Based Development, LLC leased its manufacturing facility from an entity partially owned by an individual who received shares of our common stock under the terms of the mergers and now has a contractual right to receive shares of our common stock under the earnout terms of the Merger Agreement. The current lease was entered into on December 15, 2018 and ends December 15, 2021 and has been amended at an annual base rent rate of $199,200 allowing for a 3% annual increase. In addition, common area maintenance rent is set at $25,200 annually.

Since February 2019, Mr. Todd Justice has provided consulting and advisory services to us as disclosed in our 2019 10-K. We have been advised he provided similar services to Cure Based Development, LLC prior to the closing of the mergers. An entity affiliated with Mr. Justice is a shareholder of our company, and his spouse is a member of CBDH. See Principal Shareholders appearing earlier in this proxy statement and Item 10. Directors, Executive Officers and Corporate Governance appearing in our 2019 10-K.

Our Audit Committee will review any transaction in which we or any of our directors, nominees for director, executive officers or holders of more than 5% of our common stock or any of their immediate family members, is, was or is proposed to be a participant and the amount involved exceeds the lesser of $120,000 or 1% of our average total assets at year-end for our last two completed fiscal years. Our management is responsible for determining whether a transaction contains the characteristics described above requiring review by the Audit Committee of our board of directors.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this proxy statement, we had not received notice of any shareholder proposals for the 2020 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2021 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

cbdMD, Inc.
Attention: Corporate Secretary
8845 Red Oak Boulevard
Charlotte, NC 28217

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 2021 annual meeting must be received by us at our principal executive office no later than December 31, 2020 in order to be eligible for inclusion in our 2021 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the board’s Corporate Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of cbdMD, Inc. at our principal executive offices at 8845 Red Oak Boulevard, Charlotte, NC 28217 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2019 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2019 10-K by writing to us at 8845 Red Oak Boulevard, Charlotte, NC 28217, Attention: Corporate Secretary, or from our website, www.cbdmd.com.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to cbdMD, Inc., Attention: Corporate Secretary, 8845 Red Oak Boulevard, Charlotte, NC 28217.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available on our corporate website at www.cbdmd.com and on SEC's web site at http://www.sec.gov. This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, cbdMD, Inc., 8845 Red Oak Boulevard, Charlotte, NC 28217. Please note that additional information can be obtained from our website at www.cbdmd.com.

You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Martin A. Sumichrast
Martin A. Sumichrast,
Chairman and co-Chief Executive Officer
Charlotte, NC 28217
March 11, 2020

cbdMD, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2020 ANNUAL MEETING OF SHAREHOLDERS –THURSDAY, APRIL 23, 2020 AT 1:00 P.M
CONTROL ID:
REQUEST ID:

The undersigned, a shareholder of cbdMD, Inc. (the "Company") hereby revoking any proxy heretofore given, does hereby appoint Mark S. Elliott, with power of substitution, for and in the name of the undersigned to attend the 2020 annual meeting of shareholders of the Company to be held at 8834 Red Oak Boulevard, Charlotte, NC 28217, on Thursday, April 23, 2020 beginning at 1:00 p.m., local time, or any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
	INTERNET:	https://www.iproxydirect.com/YCBD
	PHONE:	1-866-752-VOTE(8683)

2020 ANNUAL MEETING OF THE SHAREHOLDERS OF cbdMD, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	WITHHOLD
To elect six members to the board of directors
	Martin A. Sumichrast	☐	☐		CONTROL ID:
	R. Scott Coffman	☐	☐		REQUEST ID:
	Bakari Sellers	☐	☐
	Peter J. Ghiloni	☐	☐
	Scott G. Stephen	☐	☐
	William F. Raines, III	☐	☐

Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of the appointment of Cherry Bekaert LLP as the Company's independent registered public accounting firm	◻	◻	◻

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ◻
The board of directors unanimously recommends that the shareholders vote "FOR" proposals 1 and 2.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE   ◻ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)